Exhibit 99.2
CVR Energy, Inc. Acquisition of Gary-Williams Energy Corporation November 3, 2011

Forward-Looking Statements The following information contains forward-looking statements based on management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under "Risk Factors" in CVR Energy, Inc.'s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Transaction Overview CVR Energy, Inc. has agreed to acquire Gary-Williams Energy Corporation for $525 million in cash plus working capital Gary-Williams' primary asset is a 70,000 barrels-per-day ("bpd") refinery located in Wynnewood, Oklahoma Complexity rating of 9.3 CVR Energy will also acquire associated working capital, as determined at closing Currently estimated to be approximately $100 million as of September 30, 2011 We expect to fund the transaction primarily with cash, combined with approximately $250 million of additional debt financing $643 million in balance sheet cash at Coffeyville Resources as of September 30, 2011 We plan to increase our existing asset based credit facility to $400 million Transaction expected to be completed by year end, subject to receipt of regulatory approval

Strategic Rationale High quality assets increase our scale and operational diversity Pro forma company will have more than 185,000 bpd of crude throughput capacity Wynnewood refinery is in excellent operating condition after significant recent capital improvements Fully compliant with ULSD and ULSG regulations Strategically positioned in attractive Mid-Continent region Located in Group III, PADD II region Access to a variety of cost-advantaged (WTI price-linked) crude sources Strong product netbacks supported by transportation cost advantages Significant opportunities to enhance consolidated operations Over $30 million in annual synergies identified Ability to expand CVR's existing crude oil gathering business Ability to optimize crude slate (sweet vs. sour) Diversifies customer base Enhances financial strength and flexibility Improves credit profile by expanding processing capacity and diversifying asset base Expected to contribute significant operating cash flow Meaningful EPS accretion compared to analyst consensus estimates

Deals Sweet Crude 0.77 Sour Crude 0.18 Butane 0.02 Isobutane 0.02 Mixed butane 0.01 Wynnewood Refinery Overview 70,000 bpd of crude throughput capacity 9.3 complexity Produces a full slate of gasoline, diesel, asphalt, jet fuel, LPG and specialty products 97% liquid product yield Strategically located in Group III of PADD II Access to cost-advantaged, WTI price- linked crude oils 55-60% of products sold directly into the local Oklahoma market Approximately 12,000 bpd of gasoline and ULSD sold via truck rack Approximately 4,000 bpd of JP-8 sold via truck rack Remaining volumes distributed throughout Mid-Continent region via Magellan Pipeline Over $100 million invested to upgrade and optimize the facility since 2007 Asset Map LTM Feedstock Slate Summary Source: Company presentation. Note: LTM as of 9/30/2011. Source: GWEC. LTM Product Slate Deals Gasoline 0.55 Diesel 0.28 Jet Fuel 0.06 Asphalt 0.09 LPG 0.02

PADD II Consolidated Refinery Statistics - By Owner (1) "Top Quartile" Consolidated Asset Profile PADD II Refiners (1) ___________________________ Source: EIA and Wall Street research. 100% of capacity in Wood River, IL refinery JV consolidated (50% ownership interest). Includes 50% interest in JV in Toledo, OH refinery, Well Positioned to Compete in Underserved PADD II Region NCRA CMC SR Median Capacity: 185.0 Median Complexity: 9.7 NCRA CMC SR Capacity: 185 kbpd (Coffeyville & Wynnewood) Complexity: 11.5 (blended average) 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 Crude Unit Processing Capacity (000's bpd) Complexity Index

Bakken Crude Production Series 3 Series 4 Series 5 Series 6 Series 7 Series 8 2006 87.63 233 3961 2876 1297 466 267 2007 102.11 269 3691 2876 1027 1333 303 2008 132.72 2009 142.25 2010 201.77 2011 262.9 2012 313.06 2013 340 2014 362.43 Access to WTI Priced Crudes WTI price-linked crudes are currently trading at a historically wide discount to crudes, such as Brent and LLS Growing production from the U.S. Bakken and Canada flowing into Cushing, OK is contributing to this differential Pipeline capacity necessary to move production from Cushing to the U.S. Gulf Coast is not expected until 2013 / 2014 Historical WTI-Brent Spread (U.S.$/bbl) Historical & Projected Canadian Production (1) Historical & Projected Bakken Crude Production (2) ___________________________ Source: Canadian Association of Petroleum Producers June 2011 publication. Source: Wood Mackenzie Upstream Service database. (thousand barrels per day)

Extensive Crude Oil Supply and Product Distribution Network Consolidated Supply Network Consolidated Marketing Network Major Canadian Crude Oil Pipelines Terminals Third-Party Refined Product Pipelines Wynnewood Refinery Coffeyville Resources Refining & Marketing and Nitrogen Fertilizer Wynnewood Exchange Terminals CVR Crude Oil Pipelines Third-Party Crude Oil Pipelines Wynnewood Related Pipelines CVR Headquarters

Expected Wynnewood EPS Contribution Assumptions Projections based on adjusted NYMEX 2-1-1 forward curve as of 10/19/2011 Includes synergies, anticipated operational efficiencies and cost savings Assumes U.S. marginal tax rate of 38% Includes approximately $27.5 million in additional annual interest expense, including $22.1 million from new debt and approximately $5.4 million of annual capitalized lease expenses In 2012, CVR expects to incur approximately $20 million in pre-tax, non recurring costs associated with this transaction that are not included in this analysis ___________________________ Assumes 87.8 million shares outstanding.

Post-Closing Value Enhancement Initiatives Integrate and optimize operations with existing businesses Expand existing crude oil gathering business to supply lower cost, local crude to Wynnewood refinery Proximity of plant is a benefit to managing feedstocks Increase ability to optimize Sour / Heavy Sour processing CVR has 35,000 barrels per day capacity on pipelines from Canada Ability to substitute Heavy Sour for Domestic Sour All crudes priced off WTI SG&A synergies exist

Comparative Valuation Overview ___________________________ Note: Market data as of 10/28/2011. Balance Sheet data as of 9/30/2011. Please see Appendix for GAAP reconciliation of Adjusted EBITDA. Represents: (i) CVI's book minority interest at 9/30/2011, plus (ii) 69.8% (tax effected at 38%) of (A) UAN's equity value, based on UAN's 90-day average trading price as of 10/28/2011 and (B) UAN's net debt at 9/30/2011. Represents the estimated associated working capital of $100 million to be acquired at closing. Represents the purchase price of the Wynnewood Refinery. Comparative Valuation Overview

Summary High quality assets Enhances position in attractive Mid-Continent region Access to advantageously priced WTI-linked feedstocks Significant near-term synergies with our existing businesses Additional opportunities to build long-term value Enhances financial strength and flexibility Accretive on both an EPS and CFPS basis

Appendix

Wynnewood Refinery Configuration

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company's financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. Non-GAAP Financial Measures

EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company. Adjusted EBITDA by operating segment results from operating income by segment adjusted for items that the company believes are needed in order to evaluate results in a more comparative analysis from period to period. Additional adjustments to EBITDA include major scheduled turnaround expense, the impact of the Company's use of accounting for its inventory under first-in, first-out (FIFO), net unrealized gains/losses on derivative activities, share-based compensation expense, loss on extinguishment of debt, and other income (expense). Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for operating income or net income as a measure of performance but should be utilized as a supplemental measure of financial performance in evaluating our business. First-in, first-out (FIFO): The Company's basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period. Non-GAAP Financial Measures (cont'd)

Non-GAAP Financial Measures (cont'd)